Equity Funds

Old Mutual Analytic U.S. Long/ Short Fund Old Mutual Barrow Hanley Value Fund Old Mutual Heitman REIT Fund Old Mutual TS&W Small Cap Value Fund Fixed-Income Funds

Old Mutual Dwight Intermediate Fixed Income Fund Old Mutual Dwight Short Term Fixed Income Fund

Prospectus Class A & C Shares	AS SUPPLEMENTED March 31, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Introduction

What The Funds Are —
And Are Not
These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.
An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Market Capitalizations
The Funds that primarily invest in small cap companies will generally maintain an average market capitalization below $2.5 billion, although a Fund may invest in companies outside this range. The Funds that primarily invest in mid-cap companies will normally maintain an average market capitalization between $2.5 billion and $10 billion and the Funds that primarily invest in large cap companies will generally maintain an average market capitalization above $10 billion, although a Fund may invest outside of these ranges.

An Introduction to the Old Mutual Advisor Funds II® and this Prospectus
Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C Shares of each Fund (each a “Fund” and collectively, the “Funds”) listed on the cover.
This Prospectus contains important information you should know before investing in a Fund and if you are a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.
Fund Summaries
Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund’s goal matches your own. A description of each Fund’s goal, principal investment strategies, main risks of investing, and fees and expenses are described under each Fund’s Summary. Additional information about the Funds’ investment strategies begins on page 36.
The OMAF II Funds that primarily invest in equities (“Equity Funds”) are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.
The OMAF II Funds that invest primarily in fixed income securities (“Fixed Income Funds”) are designed for more conservative investors who want to receive current income from their investments. These Funds may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.
Investment Adviser and Sub-Advisers
Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) is the investment adviser for each Fund. Old Mutual Capital has retained the following sub-advisers to assist in managing the Funds: Analytic Investors, Inc. (“Analytic”); Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”); Dwight Asset Management Company (“Dwight”); Heitman Real Estate Securities, LLC (“Heitman”); and Thompson, Siegel & Walmsley, Inc. (“TS&W”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). Old Mutual Capital and each Sub-Adviser provide services pursuant to an interim advisory agreement and interim sub-advisory agreements, respectively, approved by the Funds’ Board of Trustees (the “Board”) while shareholder approval of new advisory and sub-advisory agreements is sought. For information about the Adviser, Sub-Advisers and their respective advisory and sub-advisory agreements, see page 39 of this Prospectus.

Fund Summaries
Old Mutual Analytic U.S. Long/Short Fund

(formerly known as Old Mutual Analytic Disciplined Equity Fund)

Selling Short
When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.
Morningstar Category:
Large Blend
Sub-Adviser:
Analytic Investors, Inc.

Investment Approach
The Fund seeks to provide investors with above-average total returns. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the Fund may invest in companies of any size, it generally invests in medium and large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.
The Fund may invest in long and short positions of publicly traded equity securities. The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The Fund buys securities “long” that Analytic, the Fund’s Sub-Adviser, believes will outperform and sells securities “short” that Analytic believes will underperform. This is not a market neutral strategy.
The Fund generally takes long equity positions equal to approximately 120% of the Fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund’s equity assets at the time of investment, although the Fund’s long-short exposure will vary over time based on Analytic’s assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. The Fund’s long equity exposure ordinarily ranges from 110% to 125% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets. Analytic will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets.
Main Investment Risks
Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:
Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.
Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.
Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from deceases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
Analytic U.S. Long/Short Fund

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.
Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value (“NAV”) greater than without the use of leverage. This could result in increased volatility of returns.
Performance Information
The following information illustrates the risks of investing in the Fund by showing the changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.
The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment adviser. The Fund’s returns would have been lower if the expense limitation had not been in effect.
The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.
Year-by-Year Total Returns
as of 12/31/05 — Class A Shares*
Best Quarter: Q4 1998 20.47%
Worst Quarter: Q3 2002 (18.76%)

*	The inception date of the Old Mutual Analytic U.S. Long/ Short Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor (whose inception date was July 1, 1993) and the Fund’s Class Z Shares, adjusted to reflect the higher Service Fees applicable to Class A Shares.
Analytic U.S. Long/Short Fund

The following table provides average annual total return information for the Fund’s Class A and Class C Shares compared to the returns of the Standard and Poor’s (“S&P”) 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Sales loads are reflected in the performance table.
After tax performance is shown only for Class A Shares. After tax performance of Class C Shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Returns as of 12/31/05

	Past	Past	Past
	1 Year	5 Years	10 Years

Analytic U.S. Long/ Short Fund — Class A*
Returns Before Taxes	6.48%	0.63%	9.18%
Analytic U.S. Long/ Short Fund — Class A*
After Taxes on Distributions	0.16%	(0.73%)	6.56%
Analytic U.S. Long/ Short Fund — Class A*/**
After Taxes on Distributions and Sale of Fund Shares	0.22%	(0.57%)	6.21%
Analytic U.S. Long/ Short Fund — Class C***
Returns Before Taxes	5.67%	(0.13%)	8.37%
S&P 500 Index
(Reflects No Deduction for Fees, Expenses or Taxes)	4.91%	(0.54%)	9.07%

*	The inception date of the Old Mutual Analytic U.S. Long/ Short Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A Shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 12.10%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 9.24% and 7.99%, respectively.

**	When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***	The inception date of the Old Mutual Analytic U.S. Long/ Short Fund’s Class C Shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C Shares. The average annual total return of Class C before taxes from its inception to December 31, 2005 was 11.24%.
Prior to March, 2006, the Fund did not take short positions as part of its main investment strategies and the Fund’s performance prior to March, 2006 may not be indicative of how it will perform in the future.
Analytic U.S. Long/Short Fund

Fees and Expenses
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.
Fees and Expenses Table*

	Class A	Class C

Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	Not Applicable
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	Not Applicable [1]	1.00%
Redemption/ Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%[2]	2.00%[2]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%[3]	0.80%[3]
Distribution (12b-1) Fees	Not Applicable	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.48%[3]	0.48%[3]
Total Other Expenses	0.73%	0.73%
Total Annual Operating Expenses Without Reimbursements and Waivers	1.53%	2.28%
Expense (Reduction)/ Recoupment	(0.18%)	(0.18%)
Total Net Annual Fund Operating Expenses With Reimbursements and Waivers	1.35%[4]	2.10%[4]

*	Expense information in the table has been restated to reflect current fees effective January 1, 2006.

[1]	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

[2]	To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for more details.

[3]	The “Management Fees” information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The “Other Expenses” information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.
Analytic U.S. Long/Short Fund

[4]	These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C Shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its total operating expenses are less than 1.35% and 2.10% for Class A and Class C Shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund’s former adviser.
Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.
Your Cost

	1 Year	3 Years	5 Years	10 Years

Class A	$705	$978	$1,310	$2,248
Class C	$313	$658	$1,168	$2,571

You Would Pay the Following if you. Did Not Redeem Your Shares

	1 Year	3 Years	5 Years	10 Years

Class C	$213	$658	$1,168	$2,571

Analytic U.S. Long/Short Fund

Performance Example
The following tables summarize the impact of the Fund’s fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. Column 1 in each table shows the Fund’s cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund’s actual performance may be higher or lower.

Class A	Column 1	Column 2

		Cumulative Returns
		After Fees and Expenses
	Cumulative Returns	(including maximum front end
Year	Before Fees and Expenses	sales charge)

1	5.00%	(2.31%)
2	10.25%	1.26%
3	15.76%	4.95%
4	21.55%	8.59%
5	27.63%	12.36%
6	34.01%	16.26%
7	40.71%	20.29%
8	47.75%	24.47%
9	55.13%	28.79%
10	62.89%	33.26%

Class C	Column 1	Column 2	Column 3

			Cumulative Returns After
			Fees and Expenses
	Cumulative Returns	Cumulative Returns After	(assuming redemption of
Year	Before Fees and Expenses	Fees and Expenses	Fund shares)

1	5.00%	2.90%	1.90%
2	10.25%	5.88%	5.88%
3	15.76%	8.95%	8.95%
4	21.55%	11.92%	11.92%
5	27.63%	14.96%	14.96%
6	34.01%	18.09%	18.09%
7	40.71%	21.30%	21.30%
8	47.75%	24.60%	24.60%
9	55.13%	27.99%	27.99%
10	62.89%	31.47%	31.47%

Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

(formerly known as Old Mutual Clipper Focus Fund)
Morningstar Category: Large Value          Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.
Investment Approach
The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of Barrow Hanley, the Fund’s Sub-Adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields. Equity securities in which the Fund may invest include common and preferred stocks.
Main Investment Risks
Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:
Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.
Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.
Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified fund.
Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.
Performance Information
The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reimbursements of dividends and capital gains distributions.
The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former
Barrow Hanley Value Fund

investment adviser. The Fund’s returns would have been lower if the expense limitation had not been in effect.
The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.
Year-by-Year Total Returns
as of 12/31/05 — Class A Shares*
Best Quarter: Q3 2000 20.49%
Worst Quarter: Q3 2002 -15.98%

*	The inception date of the Old Mutual Barrow Hanley Value Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor (whose inception date was September 10, 1998) and the Fund’s Class Z Shares, adjusted to reflect the higher Service Fees applicable to Class A Shares.
The following table provides average annual total return information for the Fund’s Class A and Class C Shares compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries.
After tax performance is shown only for Class A Shares. After tax performance of Class C Shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
Barrow Hanley Value Fund

Average Annual Total Returns as of 12/31/05

			Since
	Past	Past	Inception
	1 Year	5 Years	(9/10/98)

Barrow Hanley Value Fund — Class A*
Returns Before Taxes	(1.27%)	5.55%	11.19%
Barrow Hanley Value Fund — Class A*
After Taxes on Distributions	(7.67%)	2.96%	8.93%
Barrow Hanley Value Fund — Class A*/**
After Taxes on Distributions and Sale of Fund Shares	(3.81%)	2.97%	8.26%
Barrow Hanley Value Fund — Class C***
Returns Before Taxes	(1.97%)	4.77%	10.36%
S&P 500 Index****
(Reflects No Deduction for Fees, Expenses or Taxes)	4.91%	0.54%	5.28%

*	The inception date of the Old Mutual Barrow Hanley Value Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A Shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 8.81%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 5.70% and 5.22%, respectively.

**	When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***	The inception date of the Old Mutual Barrow Hanley Value Fund’s Class C Shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C Shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 8.02%.

****	The since inception returns for the S&P 500 Index were calculated as of August 31, 1998.
Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund’s current Sub-Adviser and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.
Barrow Hanley Value Fund

Fees and Expenses
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.
Fees and Expenses Table*

	Class A	Class C

Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	Not Applicable
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	Not Applicable[1]	1.00%
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%[2]	2.00%[2]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%[3]	1.00%[3]
Distribution (12b-1) Fees	Not Applicable	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.50%[3]	0.50%[3]
Total Other Expenses	0.75%	0.75%
Total Annual Operating Expenses Without Reimbursements and Waivers	1.75%	2.50%
Expense (Reduction)/ Recoupment	(0.40%)	(0.40%)
Total Net Annual Fund Operating Expenses With Reimbursements and Waivers	1.35%[4]	2.10%[4]

*	Expense information in the table has been restated to reflect current fees effective January 1, 2006.

[1]	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

[2]	To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for more details.

[3]	The “Management Fees” information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The “Other Expenses” information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

[4]	These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that
Barrow Hanley Value Fund

portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C Shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its total operating expenses are less than 1.35% and 2.10% for Class A and Class C Shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund’s former adviser.
Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.
Your Cost

	1 Year	3 Years	5 Years	10 Years

Class A	$705	$978	$1,357	$2,419
Class C	$313	$658	$1,216	$2,739

You Would Pay the Following if you Did Not Redeem Your Shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$213	$658	$1,216	$2,739

Barrow Hanley Value Fund

Performance Example
The following tables summarize the impact of the Fund’s fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. Column 1 in each table shows the Fund’s cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund’s actual performance may be higher or lower.

Class A	Column 1	Column 2

		Cumulative Returns
		After Fees and Expenses
	Cumulative Returns	(including maximum front end
Year	Before Fees and Expenses	sales charge)

1	5.00%	(2.31%)
2	10.25%	1.26%
3	15.76%	4.95%
4	21.55%	8.36%
5	27.63%	11.88%
6	34.01%	15.52%
7	40.71%	19.28%
8	47.75%	23.15%
9	55.13%	27.15%
10	62.89%	31.29%

Class C	Column 1	Column 2	Column 3

			Cumulative Returns After
			Fees and Expenses
	Cumulative Returns	Cumulative Returns After	(assuming redemption of
Year	Before Fees and Expenses	Fees and Expenses	Fund shares)

1	5.00%	2.90%	1.90%
2	10.25%	5.88%	5.88%
3	15.76%	8.95%	8.95%
4	21.55%	11.68%	11.68%
5	27.63%	14.47%	14.47%
6	34.01%	17.33%	17.33%
7	40.71%	20.27%	20.27%
8	47.75%	23.27%	23.27%
9	55.13%	26.35%	26.35%
10	62.89%	29.51%	29.51%

Barrow Hanley Value Fund

Old Mutual Heitman REIT Fund

Morningstar Category: Specialty — Real Estate          Sub-Adviser: Heitman Real Estate Securities, LLC

REITs
A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is generally not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year.

Investment Approach
The Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”). The Fund’s Sub-Adviser, Heitman, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.
Main Investment Risks
Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:
Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.
Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: interest rate changes or market recessions; over-building in one particular area, changes in zoning laws, or changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.
REITs Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.
Performance Information
The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.
The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment adviser. The Fund’s returns would have been lower if the expense limitation had not been in effect.
Heitman REIT Fund

The following bar chart shows the returns for the Fund’s Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.
Year-by-Year Total Returns
as of 12/31/05 — Class A Shares*
Best Quarter: Q4 1996 19.20%
Worst Quarter: Q3 2002 (11.06%)

*	The inception date of Old Mutual Heitman REIT Fund’s Class A Shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor (whose inception date was March 13, 1989) and the Fund’s Class Z Shares, adjusted to reflect the higher Service Fees applicable to Class A Shares.
The following table provides average annual total return information for the Fund’s Class A and Class C Shares compared to the returns of the Dow Jones Wilshire Real Estate Securities Index and the S&P 500 Index. The Dow Jones Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Sales loads are reflected in the performance table.
After tax performance is shown only for Class A Shares. After tax performance of Class C shares will vary.
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
Heitman REIT Fund

Average Annual Total Returns as of 12/31/05

	Past	Past	Past
	1 Year	5 Years	10 Years

Heitman REIT Fund — Class A*
Returns Before Taxes	12.06%	18.09%	14.64%
Heitman REIT Fund — Class A*
After Taxes on Distributions	2.91%	13.13%	10.72%
Heitman REIT Fund — Class A*/**
After Taxes on Distributions and Sale of Fund Shares	5.30%	12.50%	10.34%
Heitman REIT Fund — Class C***
Returns Before Taxes	11.23%	17.21%	10.27%
Dow Jones Wilshire Real Estate Securities Index (float adjusted)
(Reflects No Deduction for Fees, Expenses or Taxes)	13.83%	18.99%	15.12%
S&P 500 Index
(Reflects No Deduction for Fees, Expenses or Taxes)	4.91%	0.54%	9.07%

*	The inception date of the Old Mutual Heitman REIT Fund’s Class A Shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A Shares. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 24.44%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were 18.18% and 17.02%, respectively.

**	When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***	The inception date of the Old Mutual Heitman REIT Fund’s Class C Shares was September 30, 2003. The returns shown for Class C Shares prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C Shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 23.52%
Heitman REIT Fund

Fees and Expenses
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.
Fees and Expenses Table*

	Class A	Class C

Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	Not Applicable
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	Not Applicable[1]	1.00%
Redemption/ Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%[2]	2.00%[2]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%[3]	0.90%[3]
Distribution (12b-1) Fees	Not Applicable	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.43%[3]	0.44%[3]
Total Other Expenses	0.68%	0.69%
Total Annual Operating Expenses Without Reimbursements and Waivers	1.58%	2.34%
Expense (Reduction)/ Recoupment	(0.08%)	(0.09%)
Total Net Annual Fund Operating Expenses With Reimbursements and Waivers	1.50%[4]	2.25%[4]

*	Expense information in the table has been restated to reflect current fees effective January 1, 2006.

[1]	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

[2]	To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for more details.

[3]	The “Management Fees” information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The “Other Expenses” information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.
Heitman REIT Fund

[4]	These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C Shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its total operating expenses are less than 1.50% and 2.25% for Class A and Class C Shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund’s former adviser.
Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.
Your Cost

	1 Year	3 Years	5 Years	10 Years

Class A	$719	$1,022	$1,363	$2,325
Class C	$328	$703	$1,225	$2,654
You Would Pay the Following if you Did Not Redeem Your Shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$228	$703	$1,225	$2,654

Heitman REIT Fund

Performance Example
The following tables summarize the impact of the Fund’s fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. Column 1 in each table shows the Fund’s cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund’s actual performance may be higher or lower.

Class A	Column 1	Column 2

		Cumulative Returns
		After Fees and Expenses
	Cumulative Returns	(including maximum front end
Year	Before Fees and Expenses	sales charge)

1	5.00%	(2.45%)
2	10.25%	0.96%
3	15.76%	4.50%
4	21.55%	8.07%
5	27.63%	11.77%
6	34.01%	15.59%
7	40.71%	19.54%
8	47.75%	23.63%
9	55.13%	27.86%
10	62.89%	32.23%

Class C	Column 1	Column 2	Column 3

			Cumulative Returns After
			Fees and Expenses
	Cumulative Returns	Cumulative Returns After	(assuming redemption of
Year	Before Fees and Expenses	Fees and Expenses	Fund shares)

1	5.00%	2.75%	1.75%
2	10.25%	5.58%	5.58%
3	15.76%	8.48%	8.48%
4	21.55%	11.36%	11.36%
5	27.63%	14.33%	14.33%
6	34.01%	17.37%	17.37%
7	40.71%	20.49%	20.49%
8	47.75%	23.69%	23.69%
9	55.13%	26.99%	26.99%
10	62.89%	30.36%	30.36%

Heitman REIT Fund

Old Mutual TS&W Small Cap Value Fund

Morningstar Category: Small Blend          Sub-Advisor: Thomson, Siegel & Walmsley, Inc.

Effective December 31, 2004 (“Closing Day”), the TS&W Small Cap Value Fund closed to new investors. Only the following investments into the Fund will be accepted: additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; new and subsequent investment made by directors, officers and employees of the Fund’s Adviser and its affiliates; and new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.

Investment Approach
The Fund seeks to provide investors with long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies with value characteristics. The securities held in the Fund are primarily common stocks that TS&W, the Fund’s Sub-Adviser, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.
Main Investment Risks
Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:
Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.
Small Size Company Risk. The Fund primarily invests in small size companies. While small size companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a mid-cap issuer at an acceptable price, especially in periods of market volatility.
Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.
Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.
Performance Information
The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.
TS&W Small Cap Value Fund

The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment adviser. The Fund’s returns would have been lower if the expense limitation had not been in effect.
The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.
Year-by-Year Total Returns
as of 12/31/05 — Class A Shares*
Best Quarter: Q2 2003 18.64%
Worst Quarter: Q3 2002 (15.95%)

*	The inception date of the Old Mutual TS&W Small Cap Value Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor (whose inception date was July 31, 2000) and the Fund’s Class Z Shares, adjusted to reflect the higher Service Fees applicable to Class A Shares. The Fund’s predecessor was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund’s performance prior to July 25, 2003 may not be indicative of how it will perform in the future.
The following table provides average annual total return information for the Fund’s Class A and Class C Shares compared to the returns of the Russell 2000® Value Index, a widely recognized, unmanaged index that tracks the performance of the 2,000 small cap companies in the Russell 2000® Value Index with lower price-to-book ratios and lower forecasted growth values. Sales loads are reflected in the performance table.
After tax performance is shown only for Class A Shares. After tax performance of Class C Shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and the after tax returns shown are
TS&W Small Cap Value Fund

not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Returns as of 12/31/05

			Since
	Past	Past	Inception
	1 Year	5 Years	(7/31/2000)

TS&W Small Cap Value Fund — Class A*
Returns Before Taxes	8.14%	18.33%	20.43%
TS&W Small Cap Value Fund — Class A*
After Taxes on Distributions	0.21%	16.42%	18.63%
TS&W Small Cap Value Fund — Class A*/**
After Taxes on Distributions and Sale of Fund Shares	2.78%	14.84%	16.90%
TS&W Small Cap Value Fund — Class C***
Returns Before Taxes	7.38%	17.30%	19.38%
Russell 2000® Value Index
(Reflects No Deduction for Fees, Expenses or Taxes)	4.71%	13.55%	15.05%

*	The inception date of the Old Mutual TS&W Small Cap Value Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A Shares. Since Inception returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund’s predecessor as the predecessor was not registered under the Investment Company Act of 1940 and, unlike a registered investment company, not required to make distributions. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 24.91%.

**	When the return after taxes on distributions and sale of Fund shares is greater than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***	The inception date of the Old Mutual TS&W Small Cap Value Fund’s Class C Shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C Shares. The average annual total return of Class C before taxes from its inception date to December 31, 2005 was 23.97%.
TS&W Small Cap Value Fund

Fees and Expenses
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.
Fees and Expenses Table*

	Class A	Class C

Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	Not Applicable
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	Not Applicable [1]	1.00%
Redemption/ Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%[2]	2.00%[2]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.10%[3]	1.10%[3]
Distribution (12b-1) Fees	Not Applicable	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.41%[3]	0.41%[3]
Total Other Expenses	0.66%	0.66%
Total Annual Operating Expenses Without Reimbursements and Waivers	1.76%	2.51%
Expense (Reduction)/ Recoupment	(0.21%)	(0.21%)
Total Net Annual Fund Operating Expenses With Reimbursements and Waivers	1.55%[4]	2.30%[4]

*	Expense information in the table has been restated to reflect current fees effective January 1, 2006.

[1]	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

[2]	To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for more details.

[3]	The “Management Fees” information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The “Other Expenses” information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.
TS&W Small Cap Value Fund

[4]	These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.55% and 2.30% for Class A and Class C Shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its total operating expenses are less than 1.55% and 2.30% for Class A and Class C Shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund’s former adviser.
Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.
Your Cost

	1 Year	3 Years	5 Years	10 Years

Class A	$724	$1,036	$1,416	$2,477
Class C	$333	$718	$1,276	$2,795

You Would Pay the Following if you Did Not Redeem Your Shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$233	$718	$1,276	$2,795

TS&W Small Cap Value Fund

Performance Example
The following tables summarize the impact of the Fund’s fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund’s operating expenses remain the same for the time periods and include the effect of contractual fee waivers and reimbursements. Column 1 in each table shows the Fund’s cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund’s actual performance may be higher or lower.

Class A	Column 1	Column 2

		Cumulative Returns
		After Fees and Expenses
	Cumulative Returns	(including maximum front end
Year	Before Fees and Expenses	sales charge)

1	5.00%	(2.50%)
2	10.25%	0.87%
3	15.76%	4.35%
4	21.55%	7.73%
5	27.63%	11.22%
6	34.01%	14.82%
7	40.71%	18.54%
8	47.75%	22.38%
9	55.13%	26.35%
10	62.89%	30.44%

Class C	Column 1	Column 2	Column 3

			Cumulative Returns After
			Fees and Expenses
	Cumulative Returns	Cumulative Returns After	(assuming redemption of
Year	Before Fees and Expenses	Fees and Expenses	Fund shares)

1	5.00%	2.70%	1.70%
2	10.25%	5.47%	5.47%
3	15.76%	8.32%	8.32%
4	21.55%	11.02%	11.02%
5	27.63%	13.78%	13.78%
6	34.01%	16.62%	16.62%
7	40.71%	19.52%	19.52%
8	47.75%	22.50%	22.50%
9	55.13%	25.55%	25.55%
10	62.89%	28.67%	28.67%

TS&W Small Cap Value Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Morningstar Category: Intermediate-Term Bond          Sub-Adviser: Dwight Asset Management Company

Duration
Duration is a measure that enables fixed income securities of different maturities and coupon rates to be compared. Duration measures the expected life of a fixed income security and is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in the interest rate.

Investment Approach
The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The Fund’s investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The Fund’s dollar weighted average maturity will typically be between 3 and 10 years.
Main Investment Risks
Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:
Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.
Interest Rate Risk. When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.
Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.
Bonds and Maturity. A bond is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the fair value on the maturity date. Maturity is the length of time until a bond or other debt instrument “matures” or becomes due and payable.
Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.
Performance Information
The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All
Dwight Intermediate Fixed Income Fund

performance figures reflect the reinvestment of dividends and capital gains distributions.
The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment adviser. The Fund’s returns would have been lower if the expense limitation had not been in effect.
The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.
Year-by-Year Total Returns
as of 12/31/05 — Class A Shares
Best Quarter: Q3 2004 2.14%
Worst Quarter: Q2 2004 0.36%
The table below provides average annual total return information for the Fund’s Class A and Class C shares compared to the returns of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations.
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Returns as of 12/31/05

	Past 1	Since Inception
	Year	(7/31/03)

Dwight Intermediate Fixed Income Fund — Class A
Returns Before Taxes	2.43%	5.02%
Dwight Intermediate Fixed Income Fund — Class A
After Taxes on Distributions	(3.69%)	1.32%
Dwight Intermediate Fixed Income Fund — Class A*
After Taxes on Distributions and Sale of Fund Shares	(1.56%)	1.56%
Dwight Intermediate Fixed Income Fund — Class C
Returns Before Taxes	1.67%	4.24%
Lehman Intermediate U.S. Aggregate Bond Index
(Reflects No Deduction for Fees, Expenses or Taxes)	2.01%	3.19%
Dwight Intermediate Fixed Income Fund

*	When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
Fees and Expenses
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.
Fees and Expenses Table*

	Class A	Class C

Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	Not Applicable
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	Not Applicable[1]	1.00%
Redemption/ Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%[2]	2.00%[2]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%[3]	0.45%[3]
Distribution (12b-1) Fees	Not Applicable	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	1.30%[3]	1.30%[3]
Total Other Expenses	1.55%	1.55%
Total Annual Operating Expenses
Without Reimbursements and Waivers	2.00%	2.75%
Expense (Reduction)/ Recoupment	(0.90%)	(0.09%)
Total Net Annual Fund Operating Expenses With Reimbursements and Waivers	1.10%[4]	1.85%[4]

*	Expense information in the table has been restated to reflect current fees effective January 1, 2006.

[1]	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

[2]	To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for more details.
Dwight Intermediate Fixed Income Fund

[3]	The “Management Fees” information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The “Other Expenses” information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

[4]	These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10% and 1.85% for Class A and Class C Shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its total operating expenses are less than 1.10% and 1.85% for Class A and Class C Shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund’s former adviser.
Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.
Your Cost

	1 Year	3 Years	5 Years	10 Years

Class A	$582	$808	$1,248	$2,470
Class C	$288	$582	$1,999	$2,868

You Would Pay the Following if You Did Not Redeem Your Shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$188	$582	$1,199	$2,868

Dwight Intermediate Fixed Income Fund

Performance Example
The following tables summarize the impact of the Fund’s fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund’s operating expenses remain the same for the time period shown and include the effect of contractual fee waivers and reimbursements. Column 1 of each table shows the Fund’s cumulative performance without the deduction of fees and expenses. Column 2 of each table shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in this table is hypothetical. The Fund’s actual performance may be higher or lower.

Class A	Column 1	Column 2

		Cumulative Returns
		After Fees and Expenses
	Cumulative Returns	(including maximum front end
Year	Before Fees and Expenses	sales charge)

1	5.00%	(1.04%)
2	10.25%	2.82%
3	15.76%	6.83%
4	21.55%	10.04%
5	27.63%	13.34%
6	34.01%	16.74%
7	40.71%	20.24%
8	47.75%	23.85%
9	55.13%	27.57%
10	62.89%	31.39%

Class C	Column 1	Column 2	Column 3

			Cumulative Returns After
			Fees and Expenses
	Cumulative Returns	Cumulative Returns after	(assuming redemption of
Year	Before Fees and Expenses	Fees and Expenses	Fund shares)

1	5.00%	3.15%	2.15%
2	10.25%	6.40%	6.40%
3	15.76%	9.75%	9.75%
4	21.55%	12.22%	12.22%
5	27.63%	14.75%	14.75%
6	34.01%	17.33%	17.33%
7	40.71%	19.97%	19.97%
8	47.75%	22.67%	22.67%
9	55.13%	25.43%	25.43%
10	62.89%	28.25%	28.25%

Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

Morningstar Category: Short-Term Bond          Sub-Advisers: Dwight Asset Management Company

Credit Ratings
Many debt securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of publicly offered debt. The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB. Securities with these credit ratings are generally considered investment grade. Lower rated securities, rated BB or Ba or lower are called “high yield” or “junk bonds.”

Investment Approach
The Fund seeks to provide investors with a high level of current income consistent with maintaining a relatively high degree of stability of shareholders’ capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor’s (“S&P”), Aaa by Moody’s Investor Service, Inc. (“Moody’s”) or deemed equivalent by Dwight, the Fund’s Sub-Adviser. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody’s.
U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association (“Ginnie Mae”) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. Other debt securities in which the Fund may invest include income producing securities such as U.S. corporate bonds, mortgage- and asset-backed securities, and bonds of dollar denominated foreign issuers.
The weighted average maturity of the Fund will vary depending on an evaluation of market conditions, patterns and trends by the Fund’s Sub-Adviser, but will typically be less than 3 years. There are no limitations on the maturity of any individual issues in the Fund.
Main Investment Risks
Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:
Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.
Interest Rate Risk. When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.
Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.
Bonds and Maturity. A bond is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the full value on the
Dwight Short Term Fixed Income Fund

maturity date. Maturity is the length of time until a bond or other debt instrument “matures” or becomes due and payable.
Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.
Performance Information
The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.
The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment adviser. The Fund’s returns would have been lower if the expense limitation had not been in effect.
The following bar chart shows the returns for the Fund’s Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.
Year-by-Year Total Returns
as of 12/31/05 — Class A Shares*
Best Quarter: Q3 2000 1.73%
Worst Quarter: Q4 2004 (0.08%)

*	The inception date of the Old Mutual Dwight Short Term Fixed Income Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception, are based on the restated historical performance of the Fund’s predecessor (whose inception date was August 31, 1999) and the Fund’s Class Z Shares, adjusted to reflect the higher Service Fees applicable to Class A Shares.
Dwight Short Term Fixed Income Fund

The following table provides average annual total return information for the Fund’s Class A and Class C Shares compared to the returns of the Merrill Lynch U.S. Treasuries, 1-3 years, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Sales loads are reflected in the performance table.
After tax performance is shown only for Class A Shares. After tax performance of Class C Shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Returns As Of 12/31/05

			Since
	Past	Past	Inception
	1 Year	5 Years	(8/31/99)

Dwight Short Term Fixed Income Fund — Class A*
Returns Before Taxes	1.85%	3.89%	4.07%
Dwight Short Term Fixed Income Fund — Class A*
After Taxes on Distributions	(3.86%)	2.14%	2.25%
Dwight Short Term Fixed Income Fund — Class A*/**
After Taxes on Distributions and Sale of Fund Shares	(1.93%)	2.24%	2.35%
Dwight Short Term Fixed Income Fund — Class C***
Returns Before Taxes	1.34%	3.60%	3.74%
Merrill Lynch U.S. Treasuries, 1-3 yrs
(Reflects No Deduction for Fees, Expenses or Taxes)	1.67%	4.93%	4.85%

*	The inception date of the Old Mutual Dwight Short Term Fixed Income Fund’s Class A Shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A Shares. The predecessor fund was managed by Dwight and had investment goals, strategies and policies that were substantially similar to the Fund prior to October 1, 2004. The average annual total return of Class A before taxes from its inception date to December 31, 2005 was 1.96%. The average annual total returns of Class A after taxes on distribution and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2005 were (1.01%) and (0.58%), respectively.

**	When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***	The inception date of the Old Mutual Dwight Short Term Fixed Income Fund’s Class C Shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund’s predecessor and the Fund’s Class Z Shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C Shares. The average annual total return of Class C before its inception to December 31, 2005 was 1.45%.
On October 1, 2004, the Fund’s shareholders approved a change in the Fund’s investment goal and the Fund’s investment strategy was changed accordingly. The
Dwight Short Term Fixed Income Fund

performance information prior to October 1, 2004 shown is the performance of the Fund’s previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund’s performance prior to October 1, 2004 may not be indicative of how it will perform in the future.
Fees and Expenses
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.
Fees and Expenses Table*

	Class A	Class C

Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	Not Applicable
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	Not Applicable[1]	1.00%
Redemption/ Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%[2]	2.00%[2]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%[3]	0.45%[3]
Distribution (12b-1) Fees	Not Applicable	0.50%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.51%[3]	0.51%[3]
Total Other Expenses	0.76%	0.76%
Total Annual Operating Expenses Without Reimbursements and Waivers	1.21%	1.71%
Expense (Reduction)/ Recoupment	(0.26%)	(0.26%)
Total Net Annual Fund Operating Expenses With Reimbursements and Waivers	0.95%[4]	1.45%[4]

*	Expense information in the table has been restated to reflect current fees effective January 1, 2006.

[1]	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

[2]	To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by
Dwight Short Term Fixed Income Fund

the Fund for the benefit of all shareholders. See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for more details.

[3]	The “Management Fees” information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The “Other Expenses” information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Fund.

[4]	These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.95% and 1.45% for Class A and Class C Shares, respectively. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its total operating expenses are less than 0.95% and 1.45% for Class A and Class C Shares, respectively, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital has agreed not to seek reimbursement for fees waived or expenses absorbed by the Fund’s former adviser.
Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. The example is hypothetical. Your actual costs may be higher or lower.
Your Cost

	1 Year	3 Years	5 Years	10 Years

Class A	$567	$763	$1,033	$1,802
Class C	$248	$459	$851	$1,950

You Would Pay the Following if you Did Not Redeem Your Shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$148	$459	$851	$1,950

Dwight Short Term Fixed Income Fund

Performance Example
The following tables summarize the impact of the Fund’s fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and reimbursements. Column 1 of each table shows the Fund’s cumulative performance without the deduction of fees and expenses. Column 2 of each table shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming no redemption of fund shares at end of period). Column 3 in the table for Class C shares shows the Fund’s cumulative performance with the deduction of fees and expenses (assuming redemption of fund shares at end of period). The performance information in this table is hypothetical. The Fund’s actual performance may be higher or lower.

Class A	Column 1	Column 2

		Cumulative Returns
		After Fees and Expenses
	Cumulative Returns	(including maximum front end
Year	Before Fees and Expenses	sales charge)

1	5.00%	(0.89%)
2	10.25%	3.12%
3	15.76%	7.30%
4	21.55%	11.36%
5	27.63%	15.59%
6	34.01%	19.97%
7	40.71%	24.51%
8	47.75%	29.23%
9	55.13%	34.13%
10	62.89%	39.21%

Class C	Column 1	Column 2	Column 3

			Cumulative Returns After
			Fees and Expenses
	Cumulative Returns	Cumulative Returns After	(assuming redemption of
Year	Before Fees and Expenses	Fees and Expenses	Fund shares)

1	5.00%	3.55%	2.55%
2	10.25%	7.23%	7.23%
3	15.76%	11.03%	11.03%
4	21.55%	14.69%	14.69%
5	27.63%	18.46%	18.46%
6	34.01%	22.36%	22.36%
7	40.71%	26.38%	26.38%
8	47.75%	30.54%	30.54%
9	55.13%	34.83%	34.83%
10	62.89%	39.27%	39.27%

Dwight Short Term Fixed Income Fund

More About the Funds
Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the foregoing Fund summaries. This section of the Prospectus discusses those and other investment strategies used by the Funds in greater detail and describes additional risks associated with an investment in the Funds. The Statement of Additional Information contains more detailed information about the Funds’ investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.
Analytic’s Investment Strategies — Old Mutual Analytic U.S. Long/Short Fund
Analytic selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic’s system seeks to determine a security’s intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected return for the Fund;

•	Minimize expected volatility relative to its benchmark; and

•	Diversify the assets of the Fund among industries, sectors, and individual securities.
Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors. Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index. “Style neutral” means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is “sector neutral” when its exposure to specified economic sectors is similar to that of its investment universe.
Barrow Hanley’s Investment Strategies — Old Mutual Barrow Hanley Value Fund
Barrow Hanley uses traditional methods of stock selection — research and analysis — to identify undervalued securities and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields. Barrow Hanley’s investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature. Barrow Hanley’s process seeks to identify the reasons for a temporary undervaluation of a company’s shares and believes that value can be added through individual stock selection.
Barrow Hanley utilizes risk management tools to help ensure that the Fund is not over-exposed to particular market segments. Barrow Hanley is a “bottom-up” value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market terms. Sector and industry weightings are a residual of its investment process.
Dwight’s Investment Strategies — Old Mutual Intermediate Fixed Income and Short Term Fixed Income Funds
Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund’s portfolio. Dwight selects securities through an active strategy focused primarily on relative yield, sector and asset class allocation, and duration management. Dwight looks for relative value in certain parts of the yield curve and seeks to enhance yield through selective allocation among various asset classes. Dwight also evaluates the potential performance of various market sectors and allocates investments among those sectors it believes will perform best. Dwight also reviews individual securities to identify issuers and issues that it believes will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within a Fund’s overall limits.

Heitman’s Investment Strategies — Old Mutual Heitman REIT Fund
Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company’s intrinsic value based on private market transactions, traditional statistical measures such as multiple to cash flow as well as relative value.
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels. Heitman generally expects cash reserves to be less than 5% of the Old Mutual Heitman Real Estate Fund’s total assets and generally expects to hold between 30 and 50 securities.
TS&W’s Investment Strategies — Old Mutual TS&W Small Cap Value Fund
TS&W small cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company’s discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.
TS&W’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
Established positions in the portfolio are ranked daily for expected return and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the research meeting again serving as a forum for the discussion of each existing stock’s place in the portfolio.
More About Investment Strategies and Risks

Foreign Securities. While the Funds generally emphasize investments in securities traded in the U.S., a Fund may invest in foreign-traded securities. The Analytic U.S. Long/ Short Fund may invest up to 20% of its assets in foreign securities. The other Funds may invest up to 15% of assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.
ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.
Fixed-Income Securities. While the Equity Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are “illiquid.” A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 10%/15% limits.
Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.
Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.
Derivatives. A Fund may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund’s investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.
Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.
Fund Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.
Disclosure of Portfolio Holdings

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the OMAF II website at www.oldmutualcapital.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund’s portfolio holdings for the following calendar quarter end. A description of the OMAF II policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

The Investment Adviser & Sub-Advisers
The Investment Adviser

Old Mutual Capital, located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment Adviser for each Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment Adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has also been appointed by the Board as investment Adviser to the Old Mutual Insurance Series Fund portfolios, subject to shareholder approval. Old Mutual Capital currently manages approximately $4.4 billion in mutual fund assets as of January 1, 2006.
As investment Adviser, Old Mutual Capital oversees the investment decisions made by the Sub-Advisers for the Funds, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisers. Old Mutual Capital also oversees the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisers for Funds managed by multiple Sub-Advisers, and provides certain administrative services for the Funds.
Old Mutual Capital was appointed by the Board to serve as investment Adviser to the Funds effective January 1, 2006. Shareholders will be asked to approve the new management agreement with Old Mutual Capital at a shareholder meeting scheduled for April 2006. In order that Old Mutual Capital could begin serving as investment Adviser to the Funds while shareholder approval of a new management agreement is sought, the Board approved an interim advisory agreement with Old Mutual Capital. The Trust’s previous investment adviser, Liberty Ridge, has been appointed a Sub-Adviser to certain Funds.
Old Mutual Capital applied for an exemptive order from the SEC permitting the Trust to change non-affiliated sub-advisers and their sub-advisory agreements without prior shareholder approval, but subject to notification to shareholders within 60 days of any such changes. There is no assurance that Old Mutual Capital or the Trust will be successful in obtaining this exemptive relief. To the extent required by applicable laws or regulations, the foregoing will be a principal investment strategy of each Fund for which the application was submitted.
The Sub-Advisers

Analytic, a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the Sub-Adviser for the Old Mutual Analytic U.S. Long/ Short Fund. Analytic manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Analytic is an affiliate of Old Mutual Capital and OMUSH, and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $10.2 billion in assets as of December 31, 2005.
Barrow Hanley, a Nevada corporation located at 3232 McKinney Ave, 15th Floor, Dallas, Texas 75204, is the Sub-Adviser for the Old Mutual Barrow Hanley Value Fund. Barrow Hanley was appointed Sub-Adviser to the Trust effective January 1, 2006, and manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Barrow Hanley is an affiliate of Old Mutual Capital and OMUSH. Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley managed approximately $55.5 billion in assets as of December 31, 2005.
Dwight, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Old Mutual Dwight Intermediate Fixed Income and Short Term Fixed Income Fund. Dwight has been a Sub-Adviser to the Trust since 2002. Dwight manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight, a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $56.5 billion in assets as of December 31, 2005.

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the Sub-Adviser to the Old Mutual Heitman REIT Fund. Heitman manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Heitman is a wholly-owned subsidiary of Heitman, LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL), Inc., a wholly owned subsidiary of OMUSH. Heitman is an affiliate of Old Mutual Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman held discretionary management authority with respect to approximately $3.0 billion in assets as of December 31, 2005.
TS&W, a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the Sub-Adviser to the Old Mutual TS&W Small Cap Value Fund. TS&W manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. TS&W is a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and small cap equity investments. TS&W held discretionary authority with respect to approximately $6.6 billion in assets as of December 31, 2005.
Management Fees

The table below shows the management fees the Funds paid to Old Mutual Capital, beginning January 1, 2006.

		Advisory and
	Advisory Fees paid to	Administrative Fees to
	Liberty Ridge	be paid to Old Mutual
	through	Capital beginning
	December 31, 2005*	January 1, 2006*/**

Analytic U.S. Long/Short Fund	0.70%	0.80%
Barrow Hanley Value Fund	1.00%	1.00%
Heitman REIT Fund	0.85%	0.90%
TS&W Small Cap Value Fund	1.00%	1.10%
Dwight Intermediate Fixed Income Fund	0.40%	0.45%
Dwight Short Term Fixed Income Fund	0.40%	0.45%

*	Fees paid to Old Mutual Capital include both advisory and administrative fees whereas fees paid to Liberty Ridge included only advisory fees.

**	OMAF II fiscal year end is March 31.
Management fee breakpoints for all Funds are triggered once a fund reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their base level. Once assets of any Fund, except the Old Mutual Dwight Intermediate Fixed Income and Old Mutual Dwight Short Term Fixed Income Funds exceed $300 million, the management fee charged will be reduced by 0.05% from its base level. Further fee breakpoints are triggered when a Fund’s assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level management fees are reduced by an additional 0.05% for a possible 0.30% point total reduction.
For Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short-Term Fixed Income Fund, each management fee breakpoint triggers a reduction of 0.025% in the management fee, for a possible 0.15% point total reduction.
The Sub-Advisers are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for each Sub-Adviser is described in the Statement of Additional Information.
A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust and each Sub-Adviser is available in the Trust’s Semiannual Report to Shareholders is available on the Funds’ website at www.oldmutualcapital.com. The back cover of this Prospectus explains how you can get a copy of the Semiannual Report.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.
Analytic U.S. Long/ Short Fund
Analytic
Harindra de Silva, Ph.D., CFA, (President and Portfolio Manager) is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. He has 19 years of industry experience.
Dennis Bein, CFA, (Chief Investment Officer and Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.’s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He has 14 years of industry experience.
Gregory M. McMurran (Chief Investment Officer and Portfolio Manager) is responsible for the management of implementation of Analytic’s investment strategies. He joined Analytic in 1976 as a member of the portfolio management staff. He is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm’s quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has 28 years of industry experience.
Steven Sapra, CFA, (Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999 as a member of the U.S. equity team, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He has seven years of industry experience.
Barrow Hanley Value Fund
Barrow Hanley
James P. Barrow founded Barrow Hanley in August 1979. During his 42-year investment career, Mr. Barrow has worked as a securities analyst and portfolio manager for several major institutions, including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. Mr. Barrow holds a B.S. from the University of South Carolina.
Richard A. Englander, CFA, has been a portfolio manager with Barrow Hanley since April 1985. During his 41-year investment career, Mr. Englander has worked as vice president and portfolio manager at Philadelphia Life Asset Management Company, a senior vice president and manager of the equity group at INA Capital Management Corporation, and a vice president and portfolio manger at General Accident Group. Mr. Englander holds a B.S. from Penn State University and a M.B.A. from the Wharton School of the University of Pennsylvania.

J. Ray Nixon, Jr., has been a portfolio manager with Barrow Hanley since June 1994. Prior to joining Barrow Hanley, Mr. Nixon was with Smith Barney, Inc. where he was a member of the firm’s Investment Policy Committee and served as its lead institutional stock broker for the Southwest. During his 27-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon holds a B.A. and a M.B.A. from the University of Texas at Austin.
Robert J. Chambers, CFA, has been a portfolio manager with Barrow Hanley since August 1994. During his 32-year investment career, Mr. Chambers has worked as a senior securities analyst and portfolio manager for General Accident Group, the U.S. subsidiary of General Accident Fire and Life Assurance Co., Ltd of Perth, Scotland. Mr. Chambers holds a B.S. from Drexel University.
Timothy J. Culler, CFA, has been a portfolio manager with Barrow Hanley since May 1999. Prior to joining Barrow Hanley, Mr. Culler was with INVESCO Capital Management, where he served as its Chief Investment Officer. Prior to his nine years at INVESCO, he served as a securities analyst and portfolio manager at First Union National Bank in Charlotte, South Carolina, where he began his 20-year career in the investment management industry. Mr. Culler holds a M.A. from Miami University.
Dwight Intermediate Fixed Income Fund
Dwight
David T. Kilborn, CFA, joined Dwight as an investment manager in 1995 and has fifteen years of financial services experience. Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North Carolina. He received his B.S. from Trinity College.
Robert P. Clancy is a Senior Vice President of Dwight. Mr. Clancy has twenty-two years of investment experience. Prior to joining Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square Investors. He received his B.S. from Brown University.
Dwight Short Term Fixed Income Fund
Dwight
Derrick M. Wulf is a Senior Vice President of Dwight. Mr. Wulf has seven years of financial services experience. Prior to joining Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.
David T. Kilborn, CFA (see description above)
Heitman Reit Fund
Heitman
Timothy J. Pire, CFA, is managing director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, LP.
Randall E. Newsome is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-adviser in 1994, Mr. Newsome served as vice president and research analyst with PRA Securities Advisors, LP.
Larry S. Antonatos is senior vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman’s trading positions. Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch Investors Service, LP, in New York City (1997 - 1998), and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago (1992 - 1997).

TS&W Small Cap Value Fund
TS&W
Frank H. Reichel, III, has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

About Your Investment
Your Share Price

The price of a Fund’s shares is based on that Fund’s net asset value (“NAV”). A Fund’s NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund’s NAV is calculated and each Fund’s shares are priced at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ official closing price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally, weekends and New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.
Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.
Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Board. See the “Fair Value Pricing” section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund’s shares may change on days when its shares are not available for purchase or sale.
Fair Value Pricing
The Funds have fair value pricing procedures in place, and the Old Mutual Advisor Funds II Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund’s securities.
The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Investing in the Funds
Policy Regarding Excessive or Short Term Trading

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.
The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented, the following tools designed to discourage excessive short-term trading in the Funds:

1.	trade activity monitoring;

2.	trading guidelines;

3.	a redemption fee on trades in all non-money market funds; and

4.	selective use of fair value pricing.
Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as SEC or U.S. Department of Labor requirements, or to enhance the effectiveness of the procedures.
Trade Activity Monitoring
Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.
The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors (“financial intermediaries”) often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds’ excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.
Trading Guidelines
If a shareholder exceeds four exchanges out of a Fund per calendar year, or if Old Mutual Advisor Funds II, Old Mutual Capital or one of their agents, determines that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), Old Mutual Advisor Funds II will not knowingly accept any additional purchase and exchange orders from such shareholder. Old Mutual Advisor

Funds II and Old Mutual Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. Old Mutual Advisor Funds II may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.
The ability of Old Mutual Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.
Redemption/ Exchange Fee
All Funds will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.
The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.
The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

1.	total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

2.	total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose redemption fees;

3.	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

4.	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

5.	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.	redemptions initiated by a Fund, as permitted in the Prospectus.
The Old Mutual Advisor Funds II goal is to apply the redemption fee to all shares of each Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

Choosing a Share Class

Two classes of each Fund are offered by this Prospectus — Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial adviser as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

	Class A	Class C

Initial Sales Charge	up to 5.75%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long- term investors	Generally more appropriate for short- term investors

Sales Charges

Class A Shares
A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds. Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund’s NAV plus any applicable initial sales charge.
Equity Funds. Class A shares of the following Funds (the “Equity Funds”) are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Old Mutual Analytic U.S. Long/ Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual TS&W Small Cap Value, and Old Mutual Heitman REIT Fund.

	Investor’s Initial Sales Charge

	As a Percentage	As a Percentage
	of the Public	of the Net
Amount of Investment in Single Transaction	Offering Price	Amount Invested

Less than $100,000	5.75%	6.10%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.25%	3.36%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Fixed Income Funds. Class A shares of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income (the “Fixed Income Funds”) are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge

	As a Percentage	As a Percentage
	of the Public	of the Net
Amount of Investment in Single Transaction	Offering Price	Amount Invested

Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Ways to Reduce or Eliminate Class A Initial Sales Charges
Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The Statement of Additional Information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.
Class A Purchases Not Subject to Initial Sales Charges
You will not pay initial sales charges:

•	On purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “Class A Purchases Subject to Contingent Deferred Sales Charge.”

•	On additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

•	On shares purchased by reinvesting dividends and distributions.

•	When exchanging shares among Funds with the same or higher initial sales charges (see “General Policies — Exchanges Between Funds” for more information on exchanges between Funds).

•	When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

•	When a merger, consolidation or acquisition of assets of a Fund occurs.

•	If you are the Adviser, an affiliated company of the Adviser, or a Sub-Adviser to a Fund and you purchase your shares directly through Old Mutual Investment Partners (the “Distributor”).

•	If (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an “Employee”) of (i) the Adviser, or (ii) a Sub-Adviser, or (iii) affiliates of the Adviser or Sub-Adviser or of other mutual funds which are advised by the Adviser or Sub-Adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee’s immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and (c) you purchased your shares directly through the Distributor.

•	If you are an employee benefit plan established for employees of the Adviser, Sub-Adviser or their affiliates.

•	If you are a discretionary advised client of the Adviser and its affiliates.

•	If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at net asset value are permitted by the policies of, and are made through, such person’s employer.

•	If you are a financial institution trust department investing an aggregate of up to $1 million in the Funds.

•	If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.

•	If you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the Statement of Additional Information for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants’ individual investments in the plans.

•	If you are an individual or entity with substantial business relationship with Old Mutual Advisor Funds II, the Adviser or their affiliates, as determined by a Vice President or more senior officer of the Old Mutual Advisor Funds II or the Adviser and you purchase your shares directly through the Distributor.
Class A Purchases Eligible for Reductions of Initial Sales Charges
In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, Old Mutual Advisor Funds II may request account statements if it is unable to verify your account information.
Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the Statement of Additional Information for more information on Rights of Accumulation.
Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the Statement of Additional Information for more information on LOIs.
Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes purchases of Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Focused, Old Mutual Growth Fund, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth, Old Mutual Small Cap, and Old Mutual Strategic Small Company Funds (each offered under a separate prospectus). Direct purchases of Old Mutual Cash Reserves Fund are excluded for purposes of this calculation.

Purchasers Qualifying for Reductions in Initial Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:
Individuals.

•	An individual, his or her spouse, or children residing in the same household.

•	Any trust established exclusively for the benefit of an individual.
Trustees and Fiduciaries.

•	A trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and
Other Groups.

•	Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.
Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.
Contingent Deferred Sales Charges
A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.
The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•	Where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

•	Managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to their use of the Funds in connection with such services.

•	On purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the Statement of Additional Information for more information on the reinstatement privilege.

•	On purchases made in connection with the reinvestment of dividends and distributions from a Fund.
Class C Shares
Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of Funds in the Equity and Fixed Income category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.
The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor’s related accounts exceeds $1,000,000. For purposes of this policy, “related accounts” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described in the “Purchasers Qualifying for Reductions in Initial Sales Charges” section of the Prospectus. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.
Class C Purchases Not Subject to CDSC
Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

•	If you redeem shares acquired through reinvestment of dividends and distributions.

•	On increases in the net asset value of your shares.

•	On redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

•	When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinvestment privilege.

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

•	Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Old Mutual Advisor Funds II). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

•	On required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2 .

•	On total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

•	On the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.
There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds’ Statement of Additional Information for details.
Computing a CDSC
The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, Old Mutual Advisor Funds II will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

Buying Shares

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund’s public offering price. Purchases of shares of each Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day’s net asset value.
The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.
Concepts to Understand
Traditional IRA: An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.
Spousal IRA: An IRA funded by a working spouse in the name of a nonworking spouse.
ROTH IRA: An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.
Simple IRA: An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.
Coverdell Education Savings Accounts: A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.
For more complete IRA information, consult an Old Mutual Shareholder Services representative or a tax adviser.

Minimum Investments	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/ Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”)[1]	$500	$25
Systematic Investment Plans II (“SIP II”)[2]	no minimum	$50

[1]	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

[2]	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.
Selling Shares

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund’s transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Limitations on selling shares by telephone

Proceeds Sent by	Initial	Additional

Check	no minimum	$50,000 per day
Wire*	no minimum	$50,000 per day
ACH	no minimum	$50,000 per day

*	Wire fee is $10 per Federal Reserve Wire.
Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.
Written Redemption Orders
Some circumstances require written sell orders along with medallion signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;

•	Requests to send proceeds to a different address or payee;

•	Requests to send proceeds to an address that has been changed within the last 30 days; and

•	Requests to wire proceeds to a different bank account.
A medallion signature guarantee helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.
General Policies

•	IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: Old Mutual Advisor Funds II is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	Each Fund may reject or suspend acceptance of purchase orders.

•	Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

•	Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•	When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•	SEI Trust Company, the custodian for Old Mutual Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

•	Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page . For non-retirement accounts, Old Mutual Advisor Funds II may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

•	To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call Old Mutual Advisor Funds II at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Old Mutual Advisor Funds II at 1-800-433-0051 or write to 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Electronic copies of most financial reports and prospectuses are available at Old Mutual Advisor Funds II website (www.oldmutualcapital.com).
Exchanges Between Funds
You may exchange some or all Class A shares of a Fund for Class A shares of any other Fund that has Class A shares. You may also exchange some or all Class C shares of a Fund for Class C shares of any other Fund that has Class C shares. Class A and Class C shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund’s internet website to provide your exchange instructions to the transfer agent.
Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.
See the “Policy Regarding Excessive or Short-Term Trading” section of this Prospectus for details of the limitations on exchanging between Funds, including possible redemption fees.
To Open an Account
In Writing:
Complete the application.
Mail your completed application and a check to:

Regular Mail:
Old Mutual Advisor Funds II
P.O. Box 219534
Kansas City, Missouri 64121-9534

Overnight Mail:
Old Mutual Advisor Funds II
210 West 10th Street, 8th Floor
Kansas City, Missouri 64105

By Telephone:
Call us at 1-800-433-0051 to receive an account application and receive an account number.
By Wire:
Call us at 1-800-433-0051 to receive an application and account number. Wire your investment to the following bank. Include your name, social security number or tax identification number, and account number with the wiring instructions.

United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469
Fund Name
Your Name
Your Social Security or tax ID number
Your account number
Return the account application.
By Automated Clearing House (ACH):
Currently you may not open an account through ACH
Via the Internet:
Visit the Old Mutual Advisor Funds II website at www.oldmutualcapital.com.
Enter the “Open An Account” screen and follow the instructions.
To Make Additional Investments to an Existing Account
In Writing:
Fill out an investment slip.
Mail the slip and the check to:

Old Mutual Advisor Funds II
P.O. Box 219534
Kansas City, Missouri 64121-9534
By Telephone:
Call us at 1-800-433-0051.
By Wire:
Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469
Fund name
Your name
Your Social Security or tax ID number
Your account number
By Automated Clearing House (ACH):
Complete the bank information section on the account application.
Attach a voided check or deposit slip to the account application.
The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via The Internet:
Complete the bank information section on the account application. Enter the “My Account” section of the website and follow the instructions for purchasing shares.
To Sell Shares
In Writing:
Write a letter of instruction that includes the following information:

your name(s) and signature(s)
your account number
the Fund name
the dollar amount you wish to sell
how and where to send the proceeds.
If required, obtain a medallion signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II
P.O. Box 219534
Kansas City, Missouri 64121-9534
By Telephone:
Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone (see the “Limitations on Selling Shares by Telephone” section of this Prospectus). Please call 1-800-433-0051. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.
By Wire:
Sale proceeds may be wired at your request. Be sure Old Mutual Advisor Funds II has your wire instructions on file. There is a $10 charge for each wire sent by the Fund.
By Automated Clearing House (ACH):
Complete the bank information section on the account application. Attach a voided check or deposit slip to the account application. Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.
Via the Internet:
Enter the “My Account” section of the Old Mutual Advisor Funds II website at www.oldmutualcapital.com and follow the instructions for redeeming shares.
Systematic Withdraw Plan:
The Systematic Withdraw Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. If you would like to utilize the Systematic Withdraw Plan, complete the applicable section on the account application. Please note that to utilize this option, you must maintain a minimum account balance of $5,000.
Distribution and Taxes

The Equity Funds pay shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available except the Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Fixed Income Funds declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.
Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.
A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.
Taxes on Transactions
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax adviser about federal, state, and local tax consequences.
Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%

Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	15%
Distribution Arrangements
Old Mutual Advisor Funds II has four classes of shares, two of which, Class A and Class C, are offered by this Prospectus. Class A and Class C have the same rights and privileges as the other share classes of Old Mutual Advisor Funds II, except (i) each Class is subject to different sales charges (loads); (ii) each Class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each Class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and (iv) Class A and Class C shares may have exclusive voting rights with respect to matters affecting only that class.
Old Mutual Advisor Funds II, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries. Currently, Old Mutual Advisor Funds II is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of the Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summaries” and “Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

Revenue Sharing

Payments by Old Mutual Advisor Funds II Distributors or its Affiliates
The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “Choosing a Share Class” section of this Prospectus. Financial intermediaries may include financial planners or financial advisers, brokers, dealers, banks, registered investment advisers, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These “revenue sharing” payments are made in exchange for certain services provided by the intermediary, such as placing Old Mutual Advisor Funds II and the Funds on the intermediary’s sales system or placing Old Mutual Advisor Funds II and the Funds on the intermediary’s preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to Old Mutual Advisor Funds II and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Old Mutual Advisor Funds II. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of Old Mutual Advisor Funds II) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Old Mutual Advisor Funds II logo.
From time to time, the Distributor may also pay “networking fees” to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces Old Mutual Advisor Funds II costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse. Old Mutual Advisor Funds II may pay a portion of the total networking fees paid to a broker.
The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.
The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer’s or intermediary’s sales and/or the value of Fund shares within a qualifying dealer’s or intermediary’s client accounts.
The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor’s activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.
Payments by Old Mutual Advisor Funds II
Like the Distributor, Old Mutual Advisor Funds II may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, Old Mutual Advisor Funds II may also pay networking fees to brokers, up to certain limits.
You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

Financial Highlights
A Fund’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers, LLP, has audited the information contained in these financial highlights. Its report and the Fund’s financial statements are included in the Funds’ Annual Report to Shareholders, which is available, free of charge, upon request.
The Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Heitman REIT and Old Mutual Dwight Short Term Fixed Income Funds acquired the assets of predecessor funds in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Old Mutual Barrow Hanley Value and Old Mutual Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic U.S. Long/Short and Old Mutual Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

	Old Mutual Analytic U.S. Long/Short Fund
	Class Z

	2005	2004	2003	2002(2)		2001(3)	2000(3)

Net Asset Value Beginning of Period	$9.84	$7.35	$10.42	$10.33		$11.09	$12.31

Net Investment Income (Loss)	0.06 (1)	0.05 (1)	0.06	0.02		0.07	0.06
Redemption Fees	—	—	—	—		—	—
Realized and Unrealized Gains or (Losses) on Securities	0.77	2.48	(3.06)	0.07		(0.76)	(1.20)
Total from Operations	0.83	2.53	(3.00)	0.09		(0.69)	(1.14)

Distributions from Net Investment Income	(0.07)	(0.04)	(0.07)	—		(0.07)	(0.06)

Distributions from Capital Gains	—	—	—	—		—	(0.02)
Total Distributions	(0.07)	(0.04)	(0.07)	—		(0.07)	(0.08)

Net Asset Value End of Period	$10.60	$9.84	$7.35	$10.42		$10.33	$11.09

Total Return	8.49%	34.50%	(28.83)%	0.89	%†	(6.22)%	(9.33)%

Net Assets End of Period (000)	$55,219	$65,668	$53,983	$101,615		$95,031	$118,545

Ratio of Expenses to Average Net Assets	1.28%	1.24%	1.19%	0.99	%*	0.99%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	0.59%	0.62%	0.63	%*	0.64%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.28%	1.25%	1.31%	1.33	%*	1.09%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	0.57%	0.58%	0.50%	0.29	%*	0.54%	0.53%
Portfolio Turnover Rate	173.71%	267.41%	212.69%	65.99	%†	229.00%	270.00%

	Old Mutual Analytic U.S. Long/Short Fund
	Class A			Class C

	2005	2004†††		2005		2004†††

Net Asset Value Beginning of Period	$9.83	$8.66		$9.81		$8.66

Net Investment Income (Loss)	0.04 (1)	0.03	(1)	(0.04	) (1)	(0.02	)(1)
Redemption Fees	—	—		—		—
Realized and Unrealized Gains or (Losses) on Securities	0.77	1.18		0.76		1.18
Total from Operations	0.81	1.21		0.72		1.16

Distributions from Net Investment Income	(0.06)	(0.04)		—		(0.01)

Distributions from Capital Gains	—	—		—		—
Total Distributions	(0.06)	(0.04)		—		(0.01)

Net Asset Value End of Period	$10.58	$9.83		$10.53		$9.81

Total Return	8.21%	13.95	%†	7.34%		13.41	%†

Net Assets End of Period (000)	$177	$82		$89		$78

Ratio of Expenses to Average Net Assets	1.53%	1.48	%*	2.28%		2.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.41	%*	(0.42)%		(0.35	)%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.53%	1.49	%*	2.28%		2.24	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	0.38%	0.40	%*	(0.42)%		(0.36	)%*
Portfolio Turnover Rate	173.71%	267.41	%†	173.71%		267.41	%†

	Old Mutual Barrow Hanley Value Fund
	Class Z

	2005	2004	2003	2002(4)		2001(5)	2000(5)

Net Asset Value Beginning of Period	$15.88	$11.84	$16.40	$15.92		$10.87	$12.19

Net Investment Income (Loss)	0.06 (1)	0.05 (1)	0.14	0.20		0.21	0.16
Redemption Fees	—	—	—	—		—	—
Realized and Unrealized Gains or (Losses) on Securities	0.99	4.07	(4.31)	2.34		5.49	(1.18)
Total from Operations	1.05	4.12	(4.17)	2.54		5.70	(1.02)

Distributions from Net Investment Income	(0.05)	(0.06)	(0.15)	(0.14)		(0.21)	(0.16)

Distributions from Capital Gains	(0.23)	(0.02)	(0.24)	(1.92)		(0.44)	(0.14)
Total Distributions	(0.28)	(0.08)	(0.39)	(2.06)		(0.65)	(0.30)

Net Asset Value End of Period	$16.65	$15.88	$11.84	$16.40		$15.92	$10.87

Total Return	6.64%	34.82%	(25.73)%	17.48	%†	53.22%	(8.39)%

Net Assets End of Period (000)	$1,374,194	$1,128,195	$647,508	$621,735		$272,069	$84,226

Ratio of Expenses to Average Net Assets	1.44%	1.48%	1.45%	1.40	%*	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.34%	0.36%	1.00%	1.26	%*	1.41%	1.47%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.46%	1.49%	1.52%	1.44	%*	1.41%	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	0.32%	0.35%	0.93%	1.23	%*	1.40%	1.40%
Portfolio Turnover Rate	20.03%	24.31%	50.05%	39.02	%†	111.00%	54.00%

	Old Mutual Barrow Hanley Value Fund
	Class A			Class C

	2005	2004†††		2005	2004†††

Net Asset Value Beginning of Period	$15.86	$14.22		$15.80	$14.22

Net Investment Income (Loss)	0.02 (1)	0.03	(1)	0.11 (1)	(0.05	)(1)
Redemption Fees	—	—		—	—
Realized and Unrealized Gains or (Losses) on Securities	1.00	1.69		1.00	1.69
Total from Operations	1.02	1.72		0.89	1.64

Distributions from Net Investment Income	(0.03)	(0.06)		—	(0.04)

Distributions from Capital Gains	(0.23)	(0.02)		(0.23)	(0.02)
Total Distributions	(0.26)	(0.08)		(0.23)	(0.06)

Net Asset Value End of Period	$16.62	$15.86		$16.46	$15.80

Total Return	6.41%	12.07	%†	5.62%	11.56	%†

Net Assets End of Period (000)	$5,827	$2,555		$10,143	$3,093

Ratio of Expenses to Average Net Assets	1.69%	1.75	%*	2.44%	2.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.25	%*	(0.65)%	(0.48	)%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.71%	1.76	%*	2.46%	2.51	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	0.10%	0.24%		(0.67)%	(0.49	)%*
Portfolio Turnover Rate	20.03%	24.31	%†	20.03%	24.31	%†

	Old Mutual TS&W Small Cap Value Fund
	Class Z

	2005		2004^

Net Asset Value Beginning of Period	$20.80		$16.12

Net Investment Income (Loss)	(0.16	) (1)	(0.05	) (1)
Redemption Fees	—		—
Realized and Unrealized Gains or (Losses) on Securities	4.97		4.89
Total from Operations	4.81		4.84

Distributions from Net Investment Income	—		—

Distributions from Capital Gains	(0.41)		(0.16)
Total Distributions	(0.41)		(0.16)

Net Asset Value End of Period	$25.20		$20.80

Total Return	23.23%		30.16	%†

Net Assets End of Period (000)	$91,746		$25,553

Ratio of Expenses to Average Net Assets	1.50%		1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68)%		(0.42	)%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.54%		1.73	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	(0.72)%		(0.65	)%*
Portfolio Turnover Rate	27.69%		27.33	%†

	Old Mutual TS&W Small Cap Value Fund
	Class A				Class C

	2005		2004†††		2005		2004†††

Net Asset Value Beginning of Period	$20.76		$16.20		$20.65		$16.20

Net Investment Income (Loss)	(0.22	) (1)	(0.08	) (1)	(0.40	) (1)	(0.18	) (1)
Redemption Fees	—		—		—		—
Realized and Unrealized Gains or (Losses) on Securities	4.95		4.80		4.92		4.79
Total from Operations	4.73		4.72		4.52		4.61

Distributions from Net Investment Income	—		—		—		—

Distributions from Capital Gains	(0.41)		(0.16)		(0.41)		(0.16)
Total Distributions	(0.41)		(0.16)		(0.41)		(0.16)

Net Asset Value End of Period	$25.08		$20.76		$24.76		$20.65

Total Return	22.88%		29.26	% †	21.99%		28.58	% †

Net Assets End of Period (000)	$833		$198		$1,016		$153

Ratio of Expenses to Average Net Assets	1.76%		1.75	%*	2.51%		2.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.93)%		(0.68	)%*	(1.69)%		(1.43	)%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.78%		1.99	%*	2.52%		2.74	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	(0.96)%		(0.92	)%*	(1.70)%		(1.67	)%*
Portfolio Turnover Rate	27.69%		27.33	% †	27.69%		27.33	% †

	Old Mutual Heitman REIT Fund
	Class Z

	2005		2004		2003		2002		2001(3)(6)		2000(3)

Net Asset Value Beginning of Period	$11.66		$8.06		$9.58		$8.78		$9.56		$8.04

Net Investment Income (Loss)	0.30	(1)	0.31	(1)	0.30	(1)	0.09		0.47		0.36
Redemption Fees	—		—		—		—		—		—
Realized and Unrealized Gains on Securities	1.01	^^^^	3.80		(0.87)		0.80		0.46		1.60
Total from Operations	1.31		4.11		(0.57)		0.89		0.93		1.96

Distributions from Net Investment Income	(0.29)		(0.34)		(0.31)		(0.09)		(0.45)		(0.36)

Distributions from Capital Gains	(0.91)		(0.12)		(0.61)		—		(1.21)		—
Return of Capital	—		(0.05	) (10)	(0.03	) (10)	—		(0.05	)(10)	(0.08	) (10)
Total Distributions	(1.20)		(0.51)		(0.95)		(0.09)		(1.71)		(0.44)

Reverse Stock Split (Note 2)	—		—		—		—		—		—
Net Asset Value End of Period	$11.77		$11.66		$8.06		$9.58		$8.78		$9.56

Total Return	10.96%		52.08%		(5.73)%		10.11	% †	10.41%		24.90%

Net Assets End of Period (000)	$145,088		$133,980		$70,039		$76,679		$61,378		$75,013

Ratio of Expenses to Average Net Assets	1.31%		1.30%		1.27%		1.36	%*	1.14%		1.36%
Ratio of Net Investment Income to Average Net Assets	2.52%		3.15%		3.42%		4.20	%*	4.57%		4.14%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	1.31%		1.31%		1.33%		1.47	%*	1.14%		1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	2.52%		3.14%		3.36%		4.09	%*	4.57%		4.14%
Portfolio Turnover Rate	82.58%		78.20%		110.81%		25.08	% †	139.00%		76.00%

	Old Mutual Heitman REIT Fund
	Class A				Class C

	2005		2004††		2005		2004††

Net Asset Value Beginning of Period	$11.66		$9.84		$11.65		$9.84

Net Investment Income (Loss)	0.27	(1)	0.14	(1)	0.18	(1)	0.03	(1)
Redemption Fees	—		—		—		—
Realized and Unrealized Gains on Securities	1.01	^^^^	2.02		1.01	^^^^	2.09
Total from Operations	1.28		2.16		1.19		2.12

Distributions from Net Investment Income	(0.26)		(0.20)		(0.18)		(0.17)

Distributions from Capital Gains	(0.91)		(0.12)		(0.91)		(0.12)
Return of Capital	—		(0.02	) (10)	—		(0.02	) (8)
Total Distributions	(1.17)		(0.34)		(1.09)		(0.31)

Reverse Stock Split (Note 2)	—		—		—		—
Net Asset Value End of Period	$11.77		$11.66		$11.75		$11.65

Total Return	10.70%		22.35	%†	9.88%		21.90	%†

Net Assets End of Period (000)	$68		$61		$236		$156

Ratio of Expenses to Average Net Assets	1.56%		1.56%		2.31%		2.30	%*
Ratio of Net Investment Income to Average Net Assets	2.27%		2.63	%*	1.54%		0.63	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	1.56%		1.57	%*	2.31%		2.31	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	2.27%		2.62	%*	1.54%		0.62	%*
Portfolio Turnover Rate	82.58%		78.20	%†	82.58%		78.20	%†

	Old Mutual Dwight
	Intermediate Fixed
	Income Fund
	Class Z

	2005	2004**

Net Asset Value Beginning of Period	$10.30	$10.00

Net Investment Income (Loss)	0.35 (1)	0.23	(1)
Redemption Fees	—	—
Realized and Unrealized Gains on Securities	0.03	0.38
Total from Operations	0.38	0.61

Distributions from Net Investment Income	(0.36)	(0.23)

Distributions from Capital Gains	(0.20)	(0.08)
Return of Capital	—	—
Total Distributions	(0.56)	(0.31)

Reverse Stock Split (Note 2)	—	—
Net Asset Value End of Period	$10.13	$10.30

Total Return	3.72%	6.19	% †

Net Assets End of Period (000)	$7,302	$6,377

Ratio of Expenses to Average Net Assets	0.85%	0.85	%*
Ratio of Net Investment Income to Average Net Assets	3.38%	3.33	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	2.05%	2.36	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	2.18%	1.82%
Portfolio Turnover Rate	350.28%	258.83	% †

	Old Mutual Dwight Intermediate Fixed
	Income Fund
	Class A			Class C

	2005	2004†††		2005	2004†††

Net Asset Value Beginning of Period	$10.30	$10.00		$10.29	$10.00

Net Investment Income (Loss)	0.32 (1)	0.21	(1)	0.24 (1)	0.16	(1)
Redemption Fees	—	—		—	—
Realized and Unrealized Gains on Securities	0.03	0.38		0.05	0.37
Total from Operations	0.35	0.59		0.29	0.53

Distributions from Net Investment Income	(0.33)	(0.21)		(0.26)	(0.16)

Distributions from Capital Gains	(0.20)	(0.08)		(0.20)	(0.08)
Return of Capital	—	—		—	—
Total Distributions	(0.53)	(0.29)		(0.46)	(0.24)

Reverse Stock Split (Note 2)	—	—		—	—
Net Asset Value End of Period	$10.12	$10.30		$10.12	$10.29

Total Return	3.46%	6.00	%†	2.79%	5.36%

Net Assets End of Period (000)	$55	$53		$68	$66

Ratio of Expenses to Average Net Assets	1.10%	1.10	%*	1.85%	1.85	%*
Ratio of Net Investment Income to Average Net Assets	3.13%	3.05	%*	2.38%	2.37	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	2.30%	2.60	%*	3.05%	3.37	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser and Expense Reduction)	1.93%	1.55	%*	1.18%	0.83	%*
Portfolio Turnover Rate	350.28%	258.83	%†	350.28%	258.83	%†

	Old Mutual Dwight Short Term Fixed Income Fund
	Class Z

	2005		2004	2003	2002(9)		2001(10)	2000(10)

Net Asset Value Beginning of Period	$10.00		$10.00	$10.00	$10.00		$10.00	$10.00

Net Investment Income (Loss)	0.21	(1)	0.29 (1)	0.39	0.20		0.61	0.65
Redemption Fees	—		—	—	—		0.01	0.01
Realized and Unrealized Gains on Securities	(0.11	) #	0.04	0.04	—		—	—
Total from Operations	0.10		0.33	0.43	0.20		0.62	0.66

Distributions from Net Investment Income	(0.25)		(0.29)	(0.43)	(0.20)		(0.62)	(0.66)

Distributions from Capital Gains	(0.04)		—	—	(0.04)		—	—
Return of Capital	—		(0.04)	—	—		—	—
Total Distributions	(0.29)		(0.33)	(0.43)	(0.24)		(0.62)	(0.66)

Reverse Stock Split	—		—	—	0.04		—	—
Net Asset Value End of Period	$9.81		$10.00	$10.00	$10.00		$10.00	$10.00

Total Return	1.02	%<	3.38%	4.38%	1.98	%†	6.34%	6.80%

Net Assets End of Period (000)	$392,118		$1,424,238	$1,192,971	$518,004		$71,298	$24,065

Ratio of Expenses to Average Net Assets	0.83%		1.00%	1.00%	1.00	%*	1.00%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.08%		2.87%	3.65%	4.67	%*	5.97%	6.53%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	1.17%		1.30%	1.34%	1.32	%*	1.62%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	1.74%		2.57%	3.31%	4.35	%*	5.35%	5.69%
Portfolio Turnover Rate	400.26%		257.21%	222.67%	116.91	%†	196.00%	72.00%

	Old Mutual Dwight Short Term
	Fixed Income Fund
	Class A				Class C

	2005		2004†††		2005		2004†††

Net Asset Value Beginning of Period	$10.00		$10.00		$10.00		$10.00

Net Investment Income (Loss)	0.21	(1)	0.17	(1)	0.16	(1)	0.14	(1)
Redemption Fees	—		—		—		—
Realized and Unrealized Gains on Securities	(0.13	) #	0.03		(0.13	) #	0.02
Total from Operations	0.08		0.20		0.03		0.16

Distributions from Net Investment Income	(0.22)		(0.17)		(0.17)		(0.13)

Distributions from Capital Gains	(0.04)		—		(0.04)		—
Return of Capital	—		(0.03)		—		(0.03)
Total Distributions	(0.26)		(0.20)		(0.21)		(0.16)

Reverse Stock Split	—		—		—		—
Net Asset Value End of Period	$9.82		$10.00		$9.82		$10.00

Total Return	0.87	%<	1.99	%†	0.36	%<	1.65	%†

Net Assets End of Period (000)	$52		$51		$51		$51

Ratio of Expenses to Average Net Assets	1.05%		1.25	%*	1.55%		1.75	%*
Ratio of Net Investment Income to Average Net Assets	2.12%		2.52	%*	1.62%		2.02	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	1.39%		1.52	%*	1.89%		2.02	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers, Expenses Borne by Adviser, Reimbursements and Expense Reduction)	1.78%		2.25	%*	1.28%		1.75	%*
Portfolio Turnover Rate	400.26%		257.21	%†	400.26%		257.21	%†

*	Annualized
†	Total return and portfolio turnover have not been annualized.
††	Class A and Class C shares commenced operations on September 30, 2003.
†††	Class A and Class C shares commenced operations on July 31, 2003.
††††	The Old Mutual Barrow Hanley Value Fund Advisor Class commenced operations on June 30, 2003.
^	The Old Mutual TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^	The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^^	In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund’s investments.
#	The impact of the payment from affiliate increased the Realized and Unrealized Gains on Securities by $0.07 per share.
<	A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the Class Z, Advisor Class, Class A, and Class C, respectively.
[1]	Per share calculations were performed using average shares for the period.

[2]	On January 11, 2002, the Old Mutual Analytic U.S. Long/Short Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Old Mutual Analytic U.S. Long/Short Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
[3]	For the year ended December 31.
[4]	On December 14, 2001, the Old Mutual Barrow Hanley Value Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Old Mutual Barrow Hanley Value Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
[5]	For the year or period ended April 30.
[6]	On December 14, 2001, the Old Mutual Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Old Mutual Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
[7]	Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
[8]	The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund’s predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
[9]	On January 11, 2002, the Old Mutual Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
[10]	For the year or period ended October 31.
Amounts designated as “—” are either $0 or have been rounded to $0.

Old Mutual Advisor Funds II
For More Information
For investors who want more information about the Funds, the following documents are available free upon request:
Statement of Additional Information (“SAI”)
Provides more information about the Funds and is incorporated into this Prospectus by reference.
Annual/ Semi-Annual Reports
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year or half-year.
To obtain the SAI, Annual/Semi-Annual Reports or other information and for shareholder inquiries:
By Telephone:
1-800-433-0051
By Mail:
Old Mutual Advisor Funds II
P.O. Box 219534
Kansas City, Missouri 64121-9534
Via the Internet:
www.oldmutualcapital.com
Reports and other information about Old Mutual Advisor Funds II (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about Old Mutual Advisor Funds II are also available on the EDGAR database on the SEC’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.
Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the Old Mutual Advisor Funds II website at www.oldmutualcapital.com; (ii) by calling 1-800-433-0051; and (iii) on the Commission’s website at www.sec.gov. Old Mutual Advisor Funds II has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-433-0051 or by visiting the Securities and Exchange Commission website at www.sec.gov.
Investment Adviser
Old Mutual Capital, Inc.
Distributor
Old Mutual Investment Partners

D-06-156 03/2006	SEC file number 811-04391

Protecting Your Personal Information
The Old Mutual Advisor Funds II has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.
Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds’ proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to “opt out” if you did not want information to be released.
Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.
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